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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 25, 2002


                             J.P. MORGAN CHASE & CO.
             (Exact name of registrant as specified in its charter)

           Delaware                     1-5805                    13-2624428
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)


     270 Park Avenue, New York, NY                                  10017
Address of principal executive offices)                          (Zip Code)

       (Registrant's telephone number, including area code) (212) 270-6000





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     Item 5. Other Events
     ---------------------

         On August 28, 2001, J.P. Morgan Chase & Co., J.P. Morgan Chase Capital X, J.P. Morgan Chase Capital XI, J.P. Morgan Chase Capital XII and J.P. Morgan Chase Capital XIII filed a Registration Statement on Form S-3 (File Nos. 333-68500, 333-68500-04, 333-68500-03, 333-68500-02 and 333-68500-01) (the
"Registration Statement"), which Registration Statement was declared effective on September 6, 2001. On January 25, 2002, the prospectus included in the Registration Statement was supplemented in connection with the proposed issuance and sale, pursuant to such prospectus, as so supplemented, of $1,000,000,000 of J.P. Morgan Chase Capital X 7.00% Capital Securities, Series J (Liquidation Amount $25 per Capital Security) (the "Capital Securities"). Attached hereto as
Exhibit 8 is a legal opinion with respect to the Capital Securities.


     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
     --------------------------------------------------------------------------

         The following exhibit is filed with this report:

   Exhibit Number                           Description
   --------------                           -----------

         8          Opinion of counsel as to certain federal income tax matters.









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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                     J.P. MORGAN CHASE & CO.
                                                              (Registrant)


                                                     /s/ Anthony J. Horan
                                                     ---------------------------

         Dated: January 25, 2002                     Anthony J. Horan
                                                     Secretary














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                                  EXHIBIT INDEX



   Exhibit Number                           Description
   --------------                           -----------

         8          Opinion of counsel as to certain federal income tax matters.














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